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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.   20549

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): June 20, 1997


                             St. Paul Bancorp, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Delaware                          01-15580                       36-3504665
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(State or other                   (Commission                   (IRS Employer
jurisdiction of                   File Number)                  Identification
incorporation)                                                   No.)



6700 West North Avenue
Chicago, Illinois                                                     60707
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(Address of principal executive office)                             (Zip Code)



       Registrant's telephone number, including area code: (773) 622-5000
                                                           --------------

                                 Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)




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Item 5.  OTHER EVENTS

         On June 20, 1997 St. Paul Bancorp, Inc. (the "Company") announced that it has declared a three-for-two stock split on its outstanding shares of common stock, par value $0.01 per share, in the form of a 50% stock dividend, payable on July 14, 1997 to shareholders of record as of June 30, 1997.

         In conjunction with the stock split, the Company has also announced its intention, subject to final determination of its financial results for the second quarter of 1997, to increase its quarterly cash dividend rate by 25% by setting a new cash dividend payout of $0.10 per common stock.

         A copy of the press release dated June 20, 1997 is attached as an exhibit.















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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               ST. PAUL BANCORP, INC.
                                               ----------------------
                                               (Registrant)


                                               /s/ Patrick J. Agnew
                                               ----------------------
                                               Patrick J. Agnew
                                               President




Attest:



/s/ Clifford M. Sladnick
----------------------------
Clifford M. Sladnick
Senior Vice President, General Counsel
and Corporate Secretary



Date: June 20, 1997









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